Exhibit 99.2 FireEye Acquisition of Verodin

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning: our expectations, beliefs, plans, intentions and strategies relating to our acquisition of Verodin; possible or assumed future results of operations, financial metrics and goals; business strategies and our ability to execute those strategies successfully; competitive position; threat landscape; industry environment; strategic and enterprise opportunities and partnerships; potential growth opportunities; potential market opportunities; and future or enhanced offerings. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the failure to achieve expected synergies and efficiencies of operations between FireEye and Verodin; the ability of FireEye and Verodin to successfully integrate their respective market opportunities, technology, products, personnel and operations; the failure to timely develop and achieve market acceptance of combined products and services; the potential impact on the business of Verodin as a result of the acquisition; the loss of any Verodin customers; the ability to coordinate strategy and resources between FireEye and Verodin; the ability of FireEye and Verodin to retain and motivate key employees of Verodin; customer demand and adoption of FireEye’s products and services; real or perceived defects, errors or vulnerabilities in FireEye's or Verodin’s products or services; any delay in the release of FireEye's or Verodin’s new products or services; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products and services to meet those needs; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission on May 3, 2019, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov. All forward-looking statements are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. Any future offering, feature, or related specification that may be referenced in this presentation is for information purposes only and is not a commitment to deliver any offering, technology or enhancement. We reserve the right to modify future product and service plans at any time. 2 ©2019 FireEye

Introducing Verodin Verodin is a security instrumentation platform that allows customers to continuously measure, test, and improve cyber security effectiveness. The Verodin Platform instruments IT environments and performs repeatable tests of security controls against real-world attacks to proactively alert on the impact of changes in an environment and validate that security controls are delivering the expected business outcomes. ▪ Accelerating sales growth – >100% YoY growth ▪ ~90 employees ▪ Channel-centric sales model ▪ Acquisition for approximately $250 million, exclusive of net cash acquired and assumed unvested options – $128M net cash + 8.4M shares FEYE – ~3.6x Verodin 2020 billings 3 ©2019 FireEye

Expected Financial Impact Q2’19 ▪ Slightly dilutive to Q2 non-GAAP operating margin, EPS and operating cash flow 2019 ▪ Add ~$20M billings, $10M revenue (after purchase accounting deferred revenue write-down) ▪ Neutral to operating cash flow – Collections on incremental billings expected to offset increase in expenses ▪ $0.05 dilution to EPS, reflecting increase in op exp and deferred revenue write-down – .02-.03 dilution excluding purchase accounting deferred revenue write-down 2020 ▪ Accretive to revenue, operating income and operating cash flow ▪ Add more than $70 million in billings 4 ©2019 FireEye

Q2 ‘19 Revised Guidance Ranges Revised guidance includes 1 month of Verodin and deferred revenue write-down Estimated Q2'19 Revised Q2'19 YoY Change Verodin 3 as of 04/30/19 Impact as of 05/28/19 at Midpoint Billings1 $205M - $220M $2M $207M - $222M 9% Revenue $212M - $216M $1M $213M - $217M 6% Gross Margin1,2 74% - 75% -- 74% - 75% -- Operating Margin1,2 1% - 3% (1%) 0% - 2% (1%) Provision for income taxes $1.5 - $2.0M -- $1.5 - $2.0M $0.2 - $0.7 Net income (loss) per share1 $0.01 - $0.03 ($0.01) $0.00 - $0.02 $0.01 Weighted Average Shares O/S 207 M 3 M 210 M 12M Operating Cash Flow4 ($5M) - ($10M) ($2M) ($7M) - ($12M) ($9M)4 Capital Expenditures $13M -- $13M -- 1. Non-GAAP. Reconciliations are not available for forward looking metrics. 2. As a % of revenue. 3. Pro forma growth rate vs. FireEye standalone 2018 4. Compared to Q2’18 operating cash flow excluding $43.6 million that was deemed to be a repayment of accreted debt discount on $340 million principal amount of Series A Notes, which were repurchased and retired on May 24, 2018 5 ©2019 FireEye

2019 Revised Guidance Ranges Revised guidance reflects 7 months of Verodin, deferred revenue write-down Estimated YoY Change 2019 Verodin Revised 2019 as of 4/30/19 as of 5/28/19 at Midpoint4 Impact Billings1 $915M - $935M ~$20M $935M - $955M 10% Revenue $880M - $890M ~$10M $890M-$900M 8% Gross Margin1,2 75% -- 75% —% Operating Margin1,2 5% - 6% (1%) 4% - 5% 1% - 2% Provision for Income Taxes $6M - $8M -- $6M - $8M $0 – 2M Diluted Net Income per Share $0.17 - $0.21 ($0.05) $0.12 - $0.16 $0.04 - $0.08 Diluted Weighted Average Shares O/S 210M 5M 215M 16M Operating Cash Flow3 $95M - $115M -- $95M - $115M $34M – $54M3 Capital Expenditures $40M - $50M -- $40M - $50M ($11M) – ($1M) 1. Non-GAAP. Reconciliations are not available for forward looking metrics. 2. As a % of revenue. 3. 2018 Actual includes $43.6 million that was deemed to be a repayment of accreted debt discount on $340 million principal amount of Series A Notes, which were repurchased and retired on May 24, 2018. 4. Pro forma growth rate vs. FireEye standalone 2018 6 ©2019 FireEye

Billings and Revenue Breakout Categories

Supplemental Breakout Category	Product Offering	606 Revenue Recognition
Product and Related Subscriptions and Support	Management & Forensic Appliances (CMS, PX), Tech fees	Up front
	Virtual & Physical Detection/Protection Appliances (NX, EX, FX, AX, HX)	Ratable (4 years)
	Support & Maintenance	Ratable over contract term
	DTI Cloud for on-prem appliances; URL/Attachment database (Email Security-Server Edition only; Network, Email, Endpoint subscription (includes Cloud MVX)	
Platform, Cloud Subscriptions and Managed Security Services	Email Threat Prevention (ETP), Managed Defense, Threat Intelligence, Platform (Helix, Verodin), 30% Expertise on Demand*	Term licenses up front Subscriptions Ratable over contract term
Services	Mandiant Professional Services, Expertise on Demand (70%)*	As Delivered

Single performance obligation

** Allocation of Expertise on Demand billings; revenue based on actual unit usage.*

7 ©2019 FireEye